VOTING AGREEMENT

            AGREEMENT dated as of February 3, 1998 by and among the person identified as a Shareholder of PRIMUS TELECOMMUNICATIONS GROUP, INC., a Delaware corporation (the "COMPANY"), on the signature page below (the "SHAREHOLDER") and TRESCOM INTERNATIONAL, INC., a Florida corporation (the "TARGET").

             WHEREAS, the Shareholder owns, as of the date hereof, 320,035 shares of Common Stock (the "EXISTING SHARES", together with any shares of common stock, par value $.01 per share, of the Company (the "COMMON STOCK"), acquired after the date hereof and prior to the termination hereof (including shares of Common Stock acquired pursuant to the exercise of employee stock options issued by the Company (the "OPTIONS")), hereinafter collectively referred to as the "SHARES");

            WHEREAS, concurrently herewith, the Company and Target are entering into an Agreement and Plan of Merger (the "MERGER AGREEMENT") for the merger of a subsidiary of the Company with and into the Target (the "MERGER");

            WHEREAS, as a condition to their willingness to enter into the Merger Agreement, and in reliance upon Shareholder's representations, warranties, covenants and agreements hereunder, the Target has requested that the Shareholder agree, and the Shareholder has agreed, to enter into this Agreement;

            WHEREAS, to induce the Target to enter into the Merger Agreement, the Shareholder is willing to execute and deliver this Agreement.

            NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, it is agreed as follows:

1. AGREEMENT TO VOTE. The Shareholder hereby agrees that, during the time this Agreement is in effect, at any meeting of the stockholders of the Company, however called, and in any action by consent of the stockholders of the Company, the Shareholder shall: (a) vote the Shares in favor of the Merger; (b) vote the Shares against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement; (c) vote the Shares against any action or agreement that would impede, interfere with, delay, postpone or attempt to discourage the Merger including, but not limited to, (i) any extraordinary corporate transaction (other than the Merger), such as a merger, other business combination, reorganization or liquidation involving the Company, (ii) a sale or transfer of a material amount of assets of the Company or any of its Subsidiaries, (iii) any change in the management or board of directors of the Company, except as otherwise agreed to in writing by the Target, (iv) any material change in the present capitalization of the Company, or (v) any other material change in the corporate structure or business of the Company; and (d) without limiting the foregoing, consult with the Target prior to any such vote and vote such Shares in such manner as is determined by the Target to be in compliance with the provisions of this Section 1. The Shareholder acknowledges receipt and review of a copy of the Merger Agreement. In furtherance thereof, the Shareholder hereby grants to the Target an irrevocable proxy to vote the Shares in accordance with the terms and conditions of this Agreement, it being understood that such proxy is coupled with an interest.

2.    REPRESENTATIONS  AND  WARRANTIES  OF  THE  SHAREHOLDER.  The   Shareholder
represents and warrants to the Target as follows:

      2.1. OWNERSHIP OF SHARES. On the date hereof the Existing Shares are all of the Shares currently beneficially owned (which, for purposes of this Agreement shall be determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); PROVIDED, that beneficial ownership shall be determined solely with reference to Shares over which such person has voting power as described in subsection (a)(1) of such Rule) by the Shareholder or any Affiliate (as defined in the Merger Agreement) of the Shareholder. On the Closing Date (as defined in the Merger Agreement), the Shares will constitute all of the shares of Common Stock owned beneficially by the Shareholder or any Affiliate of the Shareholder. The Shareholder does not have any rights to acquire any additional shares of Common Stock. The Shareholder currently has with respect to the Existing Shares, and at Closing will have with respect to the Shares, good, valid and marketable title, free and clear of all liens, encumbrances, restrictions, options, warrants, rights to purchase, voting agreements or voting trusts, and claims of every kind (other than the encumbrances created by this Agreement and other than restrictions on transfer under applicable Federal and State securities laws).

      2.2. POWER; BINDING AGREEMENT. The Shareholder has the full legal right, power and authority to enter into and perform all of the Shareholder's obligations under this Agreement. The execution and delivery of this Agreement by the Shareholder will not violate any other agreement to which the Shareholder is a party including, without limitation, any voting agreement, stockholder's agreement or voting trust. This Agreement has been duly executed and delivered by the Shareholder and constitutes a legal, valid and binding agreement of the Shareholder, enforceable in accordance with its terms. Neither the execution or delivery of this Agreement, nor the consummation by the Shareholder of the transactions contemplated hereby, will (a) require any consent or approval of or filing with any governmental or other regulatory body, or (b) constitute a violation of, conflict with or constitute a default under, any contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which the Shareholder is a party or by which the Shareholder is bound.

      2.3. FINDER'S FEES. No person is, or will be, entitled to any commission or finder's fees from the Shareholder in connection with this Agreement or the transactions contemplated hereby, exclusive of any commission or finder's fees referred to in the Merger Agreement.

3. REPRESENTATIONS AND WARRANTIES OF THE TARGET. The Target represents and warrants to the Shareholder as follows:

      3.1. AUTHORITY. The Target has full legal right, power and authority to enter into and perform all of its obligations under this Agreement. The execution and delivery of this Agreement by the Target will not violate any other agreement to which the Target is a party. This Agreement has been duly executed and delivered by the Target and constitutes a legal, valid and binding agreement of the Target, enforceable in accordance with its terms. Neither the execution of this Agreement nor the consummation by the Target of the transactions contemplated hereby will (a) require any consent or approval of or filing with any governmental or other regulatory body, or (b) constitute a violation of, conflict with or constitute a default under, any contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which the Target is a party or by which it is bound.

      3.2. FINDER'S FEES. No person is, or will be, entitled to any commission or finder's fee from the Target in connection with this Agreement or the transactions contemplated hereby, exclusive of any commission or finder's fees referred to in the Merger Agreement.

4. TERMINATION. This Agreement (other than the provisions of Sections 5 and 6, which shall survive any termination of this Agreement) shall terminate on the earliest of (a) the Effective Time (as defined in the Merger Agreement), (b) the date immediately following the termination of the Merger Agreement in accordance with its terms, and (c) October 31, 1998.

5. EXPENSES. Except as provided in Section 18, each party hereto will pay all of its expenses in connection with the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of its counsel and other advisers.

6. CONFIDENTIALITY.  The Shareholder recognizes that successful  consummation of the transactions contemplated by this Agreement may be dependent upon confidentiality with respect to these matters. In this connection, pending public disclosure, the Shareholder agrees that it will not disclose or discuss these matters with anyone (other than officers, directors, legal counsel and advisors of the Shareholder, the Target or the Company) not a party to this Agreement, without prior written consent of the Target, except for filings required pursuant to the Exchange Act, and the rules and regulations thereunder, or disclosures which the Shareholder's legal counsel advises in writing are necessary in order to fulfill the Shareholder's obligations imposed by law, in which event the Shareholder shall give prompt prior notice of such disclosure to the Target.

7.    CERTAIN COVENANTS OF THE SHAREHOLDER.

      7.1. Except in accordance with the provisions of this Agreement, the Shareholder agrees, prior to the termination of this Agreement as provided in
Section 4 above, not to, directly or indirectly:

            (a) sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any of the Shares; or

            (b) grant any proxies, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares.

      7.2. The Shareholder agrees, while this Agreement is in effect, to notify the Target promptly of the number of any shares of Common Stock acquired by the Shareholder after the date hereof.

8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties, covenants and agreements made by the Shareholder or the Target in this Agreement shall survive regardless of any investigation at any time made by or on behalf of any party.

9. NOTICES. All notices or other communications required or permitted hereunder shall be in writing (except as otherwise provided herein), given in the manner provided in the Merger Agreement, and shall be deemed duly given when received, addressed as follows:

                              If to the Target:

                              TresCom International, Inc.
                              200 East Broward Blvd.
                              Ft. Lauderdale, FL 33301
                              Attention:  Wesley T. O'Brien, Chairman and CEO
                              Facsimile:  (954) 463-4353

                              With a copy to:

                              Kelley Drye & Warren LLP
                              Two Stamford Plaza
                              281 Tresser Boulevard
                              Stamford, Connecticut  06901-3229
                              Fax:  (203) 351-8115
                              Attention:  John T. Capetta, Esquire

                              If to the Shareholder:

                              Mr. John DePodesta
                              c/o Primus Telecommunications Group, Inc.
                              2070 Chain Bridge Road
                              Vienna, VA 22102
                              Facsimile:  (703) 902-2870

                              With a copy to:

                              Pepper Hamilton LLP
                              3000 Two Logan Square
                              Philadelphia, PA  19103-2799
                              Attention: James D. Epstein, Esquire
                              Facsimile: (215) 981-4750

10. ENTIRE AGREEMENT; AMENDMENT. This Agreement, together with the documents expressly referred to herein, constitute the entire agreement among the parties hereto with respect to the subject matter contained herein and supersede all prior agreements and understandings among the parties with respect to such subject matter. This Agreement may not be modified, amended, altered or supplemented except by an agreement in writing executed by the party against whom such modification, amendment, alteration or supplement is sought to be enforced.

11. ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and personal representatives, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

12. GOVERNING LAW. Except as expressly set forth below, this Agreement shall be governed by and construed in accordance with the laws of the State of Florida, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. In addition, each of the Shareholders and the Target hereby agree that any dispute arising out of this Agreement or the Merger shall be heard in the primary trial court of the State of Florida or in the United States District Court for the Southern District of Florida and, in connection therewith, each party to this Agreement hereby consents to the jurisdiction of such courts and agrees that any service of process in connection with any dispute arising out of this Agreement or the Merger may be given to any other party hereto by certified mail, return receipt requested, at the respective addresses set forth in Section 9 above.

13. INJUNCTIVE RELIEF. The parties agree that in the event of a breach of any provision of this Agreement, the aggrieved party may be without an adequate remedy at law. The parties therefore agree that in the event of a breach of any provision of this Agreement, the aggrieved party shall be entitled to obtain in any court of competent jurisdiction a decree of specific performance or to enjoin the continuing breach of such provision, in each case without the requirement that a bond be posted, as well as to obtain damages for breach of this Agreement. By seeking or obtaining such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled.

14. COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed, including execution by facsimile, in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

15. SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

16. FURTHER ASSURANCES. Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

17. THIRD PARTY BENEFICIARIES. Nothing in this Agreement, expressed or implied, shall be construed to give any person other than the parties hereto any legal or equitable right, remedy or claim under or by reason of this Agreement or any provision contained herein.

18. LEGAL EXPENSES. In the event any legal proceeding is commenced by any party to this Agreement to enforce or recover damages for any breach of the provisions hereof, the prevailing party in such legal proceeding shall be entitled to recover in such legal proceeding from the losing party such prevailing party's costs and expenses incurred in connection with such legal proceedings, including reasonable attorneys fees.

19. AMENDMENT AND MODIFICATION. This Agreement may be amended, modified and supplemented by a written document executed by the Target and the Shareholder.

IN WITNESS  WHEREOF,  the Target has caused this Agreement to be executed by its
duly  authorized  officers,   and   the  Shareholders  have duly executed   this
Agreement, each as of the date and year first above written.


                              COMPANY:

                              TRESCOM INTERNATIONAL COMMUNICATIONS


                              By:   /S/ WESLEY O'BRIEN
                                 ---------------------------------------
                                    Wes O'Brien, Chief Executive Officer

                              SHAREHOLDER:



                              /S/ JOHN F. DEPODESTA
                              ------------------------------------------
                                    John F. DePodesta